Exhibit 99.1
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                        CONSTELLATION ENERGY GROUP, INC.

                             ARTICLES SUPPLEMENTARY

     CONSTELLATION  ENERGY  GROUP,  INC.,  a  Maryland  corporation  having  its principal office in Baltimore City, Maryland, (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland (the "Department") that:

     FIRST: By Resolution of its Board of Directors on July 16, 1999, the Corporation elected to become subject to Sections 3-803 and 3-805 of Subtitle 8 of Title 3 of the Maryland General Corporation Law (the "MGCL") contained in Chapter 300 of the 1999 Laws of Maryland. Section 3-803 provides for a classified board of directors of three classes each having a three-year term.
Section 3-805 provides that the Secretary of the Corporation may call a special meeting of stockholders only (i) on the written request of the stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting; and (ii) in accordance with the procedures set forth under Section 2-502(b)(2) and (3) and (e) of Title 2 of the MGCL. In the event of any inconsistency with any provisions of the Charter or By- laws of the Corporation, the aforesaid MGCL provisions will govern.

     SECOND: By Resolution of the Board of Directors on July 16, 1999, the Corporation classified its Board of Directors into three classes in accordance with Section 3-803 of the MGCL as follows:

     Class I Directors shall  initially be Douglas L. Becker,  J. Owen Cole, Dan
A. Colussy, Edward A. Crooke, George V. McGowan and Michael D. Sullivan and shall have an initial term continuing until the annual meeting of stockholders in 2000 and until their successors are elected and qualify; Class II Directors shall initially be H. Furlong Baldwin, James T. Brady, Beverly B. Byron, James
R. Curtiss, Esquire, Jerome W. Geckle and George L. Russell, Jr., Esquire and shall have an initial term continuing until the annual meeting of stockholders in 2001 and until their successors are elected and qualify; and Class III Directors shall initially be Roger W. Gale, Dr. Freeman A. Hrabowski, III, Nancy Lampton, Charles R. Larson, Christian H. Poindexter and Mayo A. Shattuck, III and shall have an initial term continuing until the annual meeting of stockholders in 2002 and until their successors are elected and qualify.

     At each annual meeting of the stockholders of the Corporation, the successors to the class of Directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are elected and qualify. The classification set forth above may be changed from time to time by vote of the Board of Directors to reflect such matters as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of Directors, but no such change shall affect the then current terms of a Director.

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     IN WITNESS  WHEREOF,  Constellation  Energy  Group,  Inc.  has caused these presents to be signed in its name and on its behalf by its Chairman of the Board, President and Chief Executive Officer and attested to by its Vice President, Finance and Accounting, Chief Financial Officer and Secretary as of this 19th day of July, 1999, and the undersigned officers acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief all matters and facts set forth herein relating to the authorization and approval of these Articles are true in all material respects, and that this statement is made under the penalties of perjury.

                                      CONSTELLATION ENERGY GROUP, INC.


                                      By:______________________________________
                                         Christian H. Poindexter
                                         Chairman of the Board, President and
                                         Chief Executive Officer


SEAL: CONSTELLATION
      ENERGY GROUP, INC.
      INCORPORATED
      September 22, 1995


ATTEST:


By:_______________________
   David A. Brune
   Vice President, Finance and Accounting,
   Chief Financial Officer and Secretary





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